Exhibit 3.59

State of Minnesota

SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

I, Joan Anderson Growe, Secretary of State of Minnesota, do certify that: Articles of Incorporation duly signed and acknowledged under oath have been filed on this date in the Office of the Secretary of State for the incorporation of the following corporation under and in accordance with the provisions of the chapter of Minnesota Statutes listed below.

This corporation is now legally organized under the laws of Minnesota.

Corporate Name:  Stoney Point Products Inc.

Corporate Charter Number:  71-625

Chapter Formed Under:  302A

This certificate has been issued on 03/04/1992.

/s/
Secretary of State

ARTICLES OF INCORPORATION

OF

STONY POINT PRODUCTS, INC.

We, the undersigned, being of full age, and for the purpose of forming a corporation under and pursuant to the provisions of Chapter 302A of the Minnesota Statutes and laws amendatory thereof and supplementary thereto, do hereby form a body corporate and adopt the following Articles of Incorporation:

ARTICLE I

The name of this corporation shall be Stoney Point Products Inc.

ARTICLE II

The registered office of this Corporation is located at 124 Stoney Point Road, City of Courtland, Nicollet County, Minnesota 56021.

ARTICLE III

3.01                        The aggregate number of shares which this Corporation shall have the authority to issue is one thousand (1,000) shares.

3.02                        Unless otherwise established by the Board of Directors, all shares of this Corporation shall be common voting shares of one class and one series having equal rights and preferences in all matters.

3.03                        The Board of Directors shall have the power to issue more than one class or series of shares and to fix the relative rights and preferences of any such different classes or series.

3.04                        No shareholder of the Corporation shall have any preemptive rights.

3.05                        No shareholder shall be entitled to any cumulative voting rights.

ARTICLE IV

4.01                        The business and affairs of this Corporation shall be managed by or under the direction of a Board of Directors.

4.02                        The Board of Directors shall initially consist of two members whose name and address are as follows:

Thomas K. Peterson	Connie M. Peterson
124 Stoney Point Road	124 Stoney Point Road
Courtland, Minnesota 56021	Courtland, Minnesota 56021

Thereafter, the Board of Directors shall consist of the number of directors provided in the By-Laws of this Corporation.

4.03 An action required or permitted to be taken by the Board of Directors of this Corporation may be taken by written action signed by that number of directors that would be required to take the same action at a meeting of the Board at which all directors are present, except as to those matters requiring shareholder approval, in which case the written action must be signed by all members of the Board of Directors then in office.

ARTICLE V

5.01                        The name and address of the incorporators of this Corporation:

Thomas K. Peterson	Connie M. Peterson
124 Stoney Point Road	124 Stoney Point Road
Courtland, Minnesota 56021	Courtland, Minnesota 56021

6.01 The corporation shall be empowered to conduct any and all lawful endeavors both within and without the State of Minnesota.

IN WITNESS WHEREOF, we have hereunto executed these Articles of Incorporation this 2nd day of March, 1992.

/s/
Thomas K. Peterson, Incorporator

/s/
Connie M. Peterson, Incorporator

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF BROWN	)

On this 2nd day of March, 1992, before me a Notary Public within and for Brown County, personally appeared Thomas K. Peterson and Connie M. Peterson to me known to be the persons named in and who executed the foregoing Articles of Incorporation, and they acknowledged that they executed the same as their free act and deed for the uses and purposes therein expressed.

/s/

STATE OF MINNESOTA
SECRETARY OF STATE
NOTICE OF CHANGE OF REGISTERED OFFICE/
REGISTERED AGENT

Please read the instruction on the back before completing this form.

1.                                      Corporate Name:

Stoney Point Products, Inc.

2.                                      Registered Office Address (No. & Street):  List a complete street address or rural route and rural route box number.  A post office box is not acceptable.

1815 N. Spring Street, P.O. Box 234	New Ulm	MN	56073-0234
Street	City	State	Zip Code

3.                                      Registered Agent (Registered agents are required for foreign corporations but optional for Minnesota corporations):

None

If you do not wish to designate an agent, you must list “NONE” in this box.  DO NOT LIST THE CORPORATE NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the company’s registered office and/or agent as listed above.

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this certificate under oath.

/s/
Signature of Authorized Person

Name and Telephone Number of a Contact Person:		Thomas Peterson	(507) 354-3360
please print legibly
Filing Fee:	Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00		Office Use Only
Non-Minnesota Corporations: $50.00

	Make checks payable to Secretary of State		STATE OF MINNESOTA
DEPARTMENT OF STATE
Return to:	Minnesota Secretary of State		FILED
	180 State Office Bldg.		OCT 20 1995
100 Constitution Ave.
	St. Paul, MN 55155-1299		/s/
	( )		Secretary of State
Rev.	182237

MINNESOTA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT

Please read the instructions on the back before completing this form.

1.                                      Entity Name:

Stoney Point Products, Inc.

2.                                      Registered Office Address (No. & Street):  List a complete street address or rural route and rural route box number.  A post office box is not acceptable.

1822 N. Minnesota St.	New Ulm	MN	56073
Street	City	State	Zip Code

3.                                      Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

Thomas Peterson

If you do not wish to designate an agent, you must list “NONE” in this box.  DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

/s/
Signature of Authorized Person

Name and Telephone Number of a Contact Person:	Thomas Peterson	(507) 354-3360
please print legibly

Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00

Non-Minnesota Corporations $50.00

763487	Make checks payable to Secretary of State	STATE OF MINNESOTA
	Return to: Minnesota Secretary of State	DEPARTMENT OF STATE
	180 State Office Bldg.	FILED
	100 Constitution Ave.	MAR 14, 2000
St. Paul, MN 55155-1299
	( )	/s/
Secretary of State

MINNESOTA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT

Please read the instructions on the back before completing this form.

1.                                      Entity Name:

Stoney Point Products, Inc.

2.                                      Registered Office Address (No. & Street):  List a complete street address or rural route and rural route box number.  A post office box is not acceptable.

405 Second Avenue South	Minneapolis	MN	55401
Street	City	State	Zip Code

3.                                      Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

C T Corporation System Inc.

If you do not wish to designate an agent, you must list “NONE” in this box.  DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

/s/
Signature of Authorized Person

Name and Telephone Number of a Contact Person:	Eric D. Winston	(503) 722-5762
please print legibly

Filing Fee:  For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00

Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations:  $50.00

STATE OF MINNESOTA DEPARTMENT OF STATE FILED AUG 11, 2004	Make checks payable to Secretary of State Return to: Minnesota Secretary of State 180 State Office Bldg. 100 Rev. Dr. Martin Luther King Jr. Blvd. St. Paul, MN 55155-1299 (651) 296-2803
/s/
Secretary of State

MINNESOTA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT

Please read the instructions on the back before completing this form.

1.                                      Entity Name:

Stoney Point Products, Inc.

2.                                      Registered Office Address (No. & Street):  List a complete street address or rural route and rural route box number.  A post office box is not acceptable.

Capitol Professional Bldg., 590 Park Street, Suite 6	St. Paul	MN	55103
Street	City	State	Zip Code

3.                                      Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

National Registered Agents, Inc.

If you do not wish to designate an agent, you must list “NONE” in this box.  DO NOT LIST THE ENTITY NAME

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

/s/
Signature of Authorized Person

Name and Telephone Number of a Contact Person:	Jackie Sorman	(651) 225-9500
please print legibly

Filing Fee:  For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00

Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations:  $50.00

Make checks payable to Secretary of State	STATE OF MINNESOTA
Return to: Minnesota Secretary of State	DEPARTMENT OF STATE
180 State Office Bldg.	FILED
100 Rev. Dr. Martin Luther King Jr. Blvd.	AUG 07, 2006
St. Paul, MN 55155-1299
(651) 296-2803	/s/
Secretary of State

Office of the Minnesota Secretary of State

Notice of Change of Registered Office/Registered Agent

Minnesota Statutes, 5.36

ORGANIZATION NAME:  Stoney Point Products Inc.

REGISTERED OFFICE OR AGENT CHANGES:

Name	Address:
National Registered Agents,
Inc.
100 South 5th Street, Suite 1075 Mpls MN 55402

If the business entity has changed their agent or the registered office address, this change was authorized by a resolution approved by the affirmative vote of a majority of the governing body of the business entity as required by Section 5.36, Subd. 3. If the agent has changed their name or their address, then a copy of the change has been sent to the business entity or their legal representative as required by Section 5.36, Subd. 5. In compliance with Section 5.36, the address of the registered office and the address of the business office of the registered agent(s) are identical.

By typing my name, I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. l further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this document under oath.

SIGNED BY:        Kathleen Fritz

EMAIL FOR OFFICIAL NOTICES:

None Provided

Agricultural Status: Does this entity own, lease or have any financial interest in agricultural land or land capable of being farmed? N\A

Work Item 661430524925
Original File Number 7I-625

STATE OF MINNESOTA
OFFICE OF THE SECRETARY OF STATE
FILED
03/19/2013 11:59 PM

/s/
Mark Ritchie
Secretary of State

Office of the Minnesota Secretary of State
Certificate of Administrative Dissolution

I, Mark Ritchie, Secretary of State of Minnesota, do certify: that the entity listed below has failed to file an annual renewal as required by the Minnesota Statute listed below. Therefore, the entity is hereby administratively dissolved in the state of Minnesota as of the date of this certificate.

Name:	Stoney Point Products Inc.

File Number:	7I-625

Document Number:	75356160002

Minnesota Statutes, Chapter:	302A

Home Jurisdiction:	Minnesota

This Certificate has been issued on:	04/16/2014

Mark Ritchie
Secretary of State
State of Minnesota

Work Item 753561600026
Original File Number 7I-625

STATE OF MINNESOTA
OFFICE OF THE SECRETARY OF STATE
FILED
04/16/2014 11:59 PM

/s/
Mark Ritchie
Secretary of State

Office of the Minnesota Secretary of State

Minnesota Business Corporation| Annual Renewal

Minnesota Statutes, Chapter 302A

Must be filed by December 31

Read the instructions before completing this form.

1. File Number:	7I-625	2. Home Jurisdiction: MINNESOTA

3. Corporate Name: (Required)	Stoney Point Products Inc.

4. Registered Office Address: (Required)

100 South 5th Street, Suite 1075	Minneapolis	MN	55402
Street Address (A PO Box by itself is not acceptable)	City	State	Zip Code

National Registered Agents, Inc.

Registered Agent: (if applicable)

5. Principal Executive Office Address: (Required)

9200 Cody	Overland Park	KS	66214
Street Address (A PO Box by itself is not acceptable)	City	State	Zip Code

6. Name and Business Address of Chief Executive Officer: (Required)

Jay Tibbets

Name

900 Ehlen Drive	Anoka	MN	55303
Street Address	City	State	Zip Code

Email Address for Official Notices

Enter an email address to which the Secretary of State can forward official notices required by law and other notices:

nena.jaros@atk.com

☒ Check here to have your email address excluded from requests for bulk data, to the extent allowed by Minnesota law.

List a name and daytime phone number of a person who can be contacted about this form:

Nena Jaros	952-351-2608

Contact Name	Phone Number

Entities that own, lease, or have any financial interest in agricultural land or land capable of being farmed must register with the MN Dept. of Agriculture’s Corporate Farm Program.

Does this entity own, lease, or have any financial interest in agricultural land or land capable of being farmed?
Yes ☐ No ☒

NOTICE:  Failure to file this form by December 31 of this year will result in the dissolution of this corporation without further notice from the Secretary of State, pursuant to Minnesota Statutes, section 302A 821.

INSTRUCTIONS

File your business document online by visiting our website at www.sos.state.mn.us.

All Minnesota business corporations governed under Minnesota Statutes, Chapter 302A are required to file an annual renewal once every calendar year. Filing this Annual Renewal does not satisfy any other legal requirement. If Minnesota statutes or rules require a filing with another office, you must submit that filing separately.

If changes to the name or registered agent and office address are necessary, an amendment form along with the annual renewal form and a $35.00 filing fee is required. Changes to the principal executive office address and chief executive officer’s name and address can be made once a year by filing the annual renewal form with our office.

1.              File Number: Provide the file number issued by the Minnesota Secretary of State

2.              Home Jurisdiction: This form is to be filed only if the state of incorporation is Minnesota.

3.              Corporate Name: (Required) List the business name on file with the Secretary of State’s office.

4.              Registered Office Address and Agent, if any: (Required) List the Registered Office Address and Agent, if any on file with the Secretary of State’s office.

5.              Principal Executive Office Address: (Required) A full street address or rural route and rural route box number is required for filing the annual renewal. A post office box alone is not acceptable.

6.              Name and Business Address of Chief Executive Officer: (Required) Fill in the name and complete business address of the Chief Executive Officer or other person who carries out the functions as C.E.O. of the corporation.

Email Address for Official Notices. This email address may be used to send annual renewal reminders and other important notices that may require action or response. Check the box if you wish to have your email address excluded from requests for bulk data, to the extent allowed by Minnesota law.

List a name and daytime telephone number of a person who can be contacted about this form.

There is no fee for filing the annual renewal if the entity is active and in good standing. An entity that has been dissolved by our office for failure to file an annual renewal, may retroactively reinstate its existence by filing the current year’s renewal and paying a $25 fee if submitted by mail, $45 for expedited service in-person and online filings.

Please submit all items together and mail to the address below:

FILE IN-PERSON OR MAIL TO:
Minnesota Secretary of State - Business Services
Retirement Systems of Minnesota Building
60 Empire Drive, Suite 100
St Paul, MN 55103
(Staffed 8 a.m. — 4 p.m., Monday - Friday, excluding holidays)

Phone Lines: (9 a.m. - 4 p.m., M-F) Metro Area 651-296-2803; Greater MN 1-877-551-6767

All of the information on this form is public. Minnesota law requires certain information to be provided for this type of filing. If that information is not included, your document may be returned unfiled. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/voice. For a TTY/TTD (deaf and hard of hearing) communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803. The Secretary of State’s Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance or political opinions or affiliations in employment or the provision of service.

Work Item 754093900029
Original File Number 7I-625

STATE OF MINNESOTA
OFFICE OF THE SECRETARY OF STATE
FILED
04/17/2014 11:59 PM

/s/
Mark Ritchie
Secretary of State

Office of the Minnesota Secretary of State

Notice of Change of Registered Office/Registered Agent

Minnesota Statutes, 5.36

ORGANIZATION NAME:  Stoney Point Products Inc.

REGISTERED OFFICE OR AGENT CHANGES:

Name	Address:
C T Corporation System
Inc.

100 South 5th Street, Suite 1075 Minneapolis MN 55402 USA

If the business entity has changed their agent or the registered office address, this change was authorized by a resolution approved by the affirmative vote of a majority of the governing body of the business entity as required by Section 5.36, Subd. 3. If the agent has changed their name or their address, then a copy of the change has been sent to the business entity or their legal representative as required by Section 5.36, Subd. 5. In compliance with Section 5.36, the address of the registered office and the address of the business office of the registered agent(s) are identical.

By typing my name, I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. l further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this document under oath.

SIGNED BY:        Doris K. Tuura

EMAIL FOR OFFICIAL NOTICES:

nena.jaros@atk.com

Agricultural Status: Does this entity own, lease or have any financial interest in agricultural land or land capable of being farmed? No

Work Item 787818200024
Original File Number 7I-625

STATE OF MINNESOTA
OFFICE OF THE SECRETARY OF STATE
FILED
10/10/2014 11:59 PM

/s/
Mark Ritchie
Secretary of State

STATE OF MINNESOTA

DEPARTMENT OF STATE

I hereby certify that this is a true and complete copy of the document as filed for record in this office

DATED	7/23/15
/s/

Secretary of State

By	/s/